UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2017

CHROMADEX CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	001-37752	26-2940963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10005 Muirlands Boulevard, Suite G, Irvine, California, 92618
(Address of principal executive offices, including zip code)

(949) 419-0288
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The Board of Directors of ChromaDex Corporation (the “Company”) previously approved the ChromaDex Corporation 2017 Equity Incentive Plan (the “2017 Plan”), subject to approval by the stockholders of the Company. The 2017 Plan is intended to be the successor to the ChromaDex Corporation Second Amended and Restated 2007 Equity Incentive Plan. On June 20, 2017, the stockholders of the Company approved the 2017 Plan.

A detailed summary of the material terms and conditions of the 2017 Plan is set forth under the heading “Proposal 2: Approval of the ChromaDex Corporation 2017 Equity Incentive Plan” in the Company’s definitive proxy statement for the Company’s 2017 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on May 1, 2017 (the “Proxy Statement”), which is incorporated herein by reference. The foregoing description of the 2017 Plan and the summary of the 2017 Plan included in the Proxy Statement are not complete and are qualified in their entirety by reference to the full text of the 2017 Plan, which is filed herewith as Exhibit 99.1.

Item 5.07
Submission of Matters to a Vote of Security Holders.

Set forth below are the results of the matters submitted for a vote of stockholders at the Company’s 2017 Annual Meeting of Stockholders held on June 20, 2017.

Proposal 1 — Election of directors.

The following directors were elected to serve until the Company’s 2018 Annual Meeting of Stockholders and until his or her successor is elected, or, if sooner, until such director’s death, resignation or removal.

Director Elected	For	Withheld	Broker Non-Votes
Stephen Allen	20,526,391	102,607	12,678,171
Frank L. Jaksch Jr.	20,521,691	107,307	12,678,171
Stephen Block	20,526,390	102,608	12,678,171
Jeff Baxter	20,521,691	107,307	12,678,171
Robert Fried	20,526,390	102,608	12,678,171
Kurt Gustafson	20,521,690	107,308	12,678,171
Steven Rubin	20,526,391	102,607	12,678,171

Proposal 2 — Approval of ChromaDex Corporation 2017 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
19,302,476	1,036,211	290,310	12,678,172
Proposal 3 — Ratification of the appointment of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending December 30, 2017.
For	Against	Abstain	Broker Non-Votes
32,666,330	360,162	280,677	0

Item 9.01
Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit Number	Description

99.1	ChromaDex Corporation 2017 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHROMADEX CORPORATION

Dated: June 23, 2017

	By:	/s/ Frank L. Jaksch, Jr.
Name: Frank L. Jaksch, Jr.
Chief Executive Officer

INDEX TO EXHIBITS

ExhibitNumber	Description

99.1	ChromaDex Corporation 2017 Equity Incentive Plan.